Nationwide Life Insurance Company • Nationwide Variable Account - II

Prospectus supplement dated January 13, 2010 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On December 18, 2009, the Board of Trustees of the Wells Fargo Advantage Funds Variable Trust - VT Money Market fund voted to liquidate the Wells Fargo Advantage Funds Variable Trust - VT Money Market fund effective April 30, 2010.

Effective April 30, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments and any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on this date.